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                                                                    EXHIBIT 10.2

                         THIRD AMENDMENT TO AMENDED AND
                     RESTATED RECEIVABLES PURCHASE AGREEMENT

         This Third Amendment to Amended and Restated Receivables Purchase Agreement, dated as of May 28, 2002 (this "Amendment"), is among MAXTOR RECEIVABLES CORPORATION, a California corporation ("Seller"), MAXTOR CORPORATION, a Delaware corporation ("Maxtor"), the commercial paper conduits named herein (the "Conduit Purchasers"), the financial institutions named herein (the "Committed Purchasers"), the parties named herein as agents (the "Agents"), and FLEET NATIONAL BANK, a national banking association, as administrator for the Purchasers (in such capacity, the "Administrator").

                                   BACKGROUND

         1. Seller, Maxtor, the Conduit Purchasers, the Committed Purchasers, the Agents and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of November 15, 2001, as amended by the First Amendment to Amended and Restated Receivables Purchase Agreement, dated as of February 15, 2002, and by the Second Amendment to Amended and Restated Receivables Purchase Agreement, dated as of March 15, 2002 (the "Receivables Purchase Agreement").

         2. The parties hereto desire to amend the Receivables Purchase Agreement in certain respects as set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

         SECTION 2. Tangible Net Worth. Section 10.01(p)(i) of the Receivables Purchase Agreement is hereby amended by deleting the text thereof in its entirety and substituting therefore the following:

                  "its Tangible Net Worth to be less than an amount equal to (1) $100,000,000, plus (2) 50% of consolidated Net Income (not to be reduced by losses) from December 31, 2001 to the end of the most recently ended fiscal quarter, plus (3) 75% of the portion of the proceeds of any new issuances of equity securities that exceeds $50,000,000 in any calendar year, minus (4) actual restructuring charges taken after December 31, 2001, but no later than December 31, 2002, up to an amount equal to $20,000,000; and"


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         SECTION 3. Liquidity Test. Section 10.01(p)(ii) of the Receivables
Purchase Agreement is hereby amended by deleting the number "$150,000,000" where it appears in clause (2) thereof and substituting therefore the number "$250,000,000."

         SECTION 4. Representations and Warranties. Each of Parent and Seller hereby represents and warrants that, after giving effect to this Amendment, (i) the representations and warranties contained in Article VI of the Receivables Purchase Agreement are true and correct on and as of the date hereof and shall be deemed to have been made on such date (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date) and (ii) no Liquidation Event or Unmatured Liquidation Event has occurred and is continuing.

         SECTION 5. Miscellaneous. The Receivables Purchase Agreement, as amended hereby, remains in full force and effect. Any reference to the Receivables Purchase Agreement from and after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Seller, on demand, shall pay, or reimburse the Administrator for, all of the costs and expenses, including legal fees and disbursements, incurred by the Administrator or any Purchaser in connection with this Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.


                                    MAXTOR RECEIVABLES CORPORATION


                                    By:  /s/ Glen T. Haubl
                                       ----------------------------
                                    Name:  Glen T. Haubl
                                         --------------------------
                                    Title:      CFO
                                          -------------------------


                                    MAXTOR CORPORATION


                                    By:  /s/ Glen T. Haubl
                                       ----------------------------
                                    Name:  Glen T. Haubl
                                         --------------------------
                                    Title:    Treasurer
                                          -------------------------

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                                    BLUE KEEL FUNDING, LLC,
                                    as a Conduit Purchaser


                                    By: /s/ Andrew M. Yeardo
                                        -------------------------------
                                    Name printed: Andrew M. Yeardo
                                                 ----------------------
                                    Title: Vice President
                                          -----------------------------


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                                    FLEET NATIONAL BANK, as Administrator
                                    and as Blue Keel Agent


                                    By:  /s/ Debra E. DelVecchio
                                        -------------------------------
                                    Name printed:  Debra E. DelVecchio
                                                 ----------------------
                                    Title:  Director
                                           ----------------------------


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                                    FLEET NATIONAL BANK,
                                    as a Committed Purchaser

                                    By:  /s/ Debra E. DelVecchio
                                        -------------------------------
                                    Name printed:  Debra E. DelVecchio
                                                 ----------------------
                                    Title:  Director
                                          -----------------------------


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                                    COMERICA BANK,
                                    as a Committed Purchaser

                                    By:  /s/ Devin Scattini
                                        -------------------------------
                                    Name printed:  Devin Scattini
                                                 ----------------------
                                    Title:  Vice President
                                          -----------------------------

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                                    LIBERTY STREET FUNDING CORP.,
                                    as a Conduit Purchaser

                                    By:  /s/ Andrew L. Stidd
                                        -------------------------------
                                    Name printed:  Andrew L. Stidd
                                                 ----------------------
                                    Title:  President
                                           ----------------------------


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                                    THE BANK OF NOVA SCOTIA,
                                    as Liberty Street Agent

                                    By:  /s/ J. Alan Edwards
                                        -------------------------------
                                    Name printed:  J. Alan Edwards
                                                  ---------------------
                                    Title:   Managing Director
                                          -----------------------------


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                                    THE BANK OF NOVA SCOTIA,
                                    as a Committed Purchaser

                                    By:  /s/ J. Alan Edwards
                                        -------------------------------
                                    Name printed:  J. Alan Edwards
                                                 ----------------------
                                    Title:   Managing Director
                                           ----------------------------


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